Premises and Equipment [Text Block]	12 Months Ended
Mar. 31, 2016
Property, Plant and Equipment [Abstract]
Premises and Equipment [Text Block]
5.	PREMISES AND EQUIPMENT

Premises and equipment at March 31, 2015 and 2016 consisted of the following:

	2015	2016
	(in millions)
Land	¥409,271	¥394,782
Buildings	760,974	767,810
Equipment and furniture	615,540	654,099
Leasehold improvements	282,179	287,831
Construction in progress	35,773	38,491

Total	2,103,737	2,143,013
Less accumulated depreciation	1,121,532	1,137,108

Premises and equipment-net	¥982,205	¥1,005,905

Premises and equipment include capitalized leases, principally related to data processing equipment, which amounted to ¥36,678 million and ¥34,365 million at March 31, 2015 and 2016, respectively. Accumulated depreciation on such capitalized leases at March 31, 2015 and 2016 amounted to ¥26,249 million and ¥23,874 million, respectively.

BTMU has entered into sales agreements to sell its buildings and land and, under separate agreements, leased those properties back for its business operations, including bank branches. BTMU either provided nonrecourse financings to the buyers for the sales proceeds or invested in the equities of the buyers. As a result, BTMU was considered to have continuing involvement with the properties. For accounting and reporting purposes, these transactions were accounted for under the financing method with the sales proceeds recognized as a financing obligation. The properties were reported on the accompanying consolidated balance sheets and depreciated. The financing obligation at March 31, 2015 and 2016 was ¥45,256 million and ¥44,152 million, respectively.

For the fiscal years ended March 31, 2014, 2015 and 2016, the MUFG Group recognized ¥13,850 million, ¥6,057 million and ¥7,016 million, respectively, of impairment losses for long-lived assets, primarily real estate which was either formerly used for its banking operations and is no longer used or real estate that is being used where recovery of the carrying amount is doubtful. In addition, ¥226 million, ¥176 million and ¥541 million of impairment losses were recognized for real estate held for sale for the fiscal years ended March 31, 2014, 2015 and 2016, respectively. These losses are included in Other non-interest expenses. In computing the amount of impairment losses, fair value was determined primarily based on market prices, if available, or the estimated price based on an appraisal.